                                                                   EXHIBIT 10.13

                                    MAYTAG

                                  COMMERCIAL

                              ON-PREMISE LAUNDRY

                                  DISTRIBUTOR

                                SALES AGREEMENT


                                                                       1996-1998

MAYTAG Company, having a place of business at Newton, Iowa (hereinafter referred to as Company) and Mac-Gray Co., Inc., a Delaware Corporation, having a place of business located at Cambridge, Massachusetts (hereinafter referred to as Distributor) mutually agree as follows:

1. Distributor shall undertake to engage in the business of selling those Maytag brand commercial on premise laundry equipment listed below:
     (Distributor must initial on the line beside the products Distributor agrees to sell or provide).

     __x___    Commercial Non Coin Top-Load Washers

     __x___    Commercial Non Coin Front-Load Washers

     __x___    Commercial Non Coin Single-Load Dryers

     __x___    Commercial Non Coin Stack Dryers

     __x___    Commercial Non Coin Multi-Load Dryers

     along with accessories for non coin commercial installation in on premise laundry, "OPL" locations in the area of primary marketing responsibility as described on the attached list(s) and to diligently devote its time and abilities in developing the sales potential for the indicated Maytag brand commercial OPL equipment in the area in such a manner as will justify continuance of this Agreement by Company.

     It is understood the statement of "area" in this Agreement is intended to insure that all sales opportunities throughout the United States or Canada are specifically assigned for accountability. It is not the intention to restrict sales of Distributors to such areas; provided it is understood that every sale of commercial OPL equipment, wherever made, carries with it the full range of Distributor responsibility to purchaser, including that of installation, warranty service and post-warranty service as required.

     Company shall provide and Distributor shall accept quotas on unit appliance sales for the area of its primary marketing responsibility. Credit against quota is not given for sales outside this area so Distributor or Company will deduct such sales from reports of quota attainment. Although these quotas are to be considered as reasonable sales objectives and not as legal obligation, when they are accepted by Distributor it shall be the responsibility of Distributor to make every reasonable effort to meet such quotas. Distributor shall recognize and promote Company's marketing programs and exert every effort to insure success of these programs in Distributor's area of primary responsibility.

2. On a mutually non-exclusive basis, Company shall sell to Distributor such models of Maytag brand commercial appliance in the categories initialed by Distributor, including repair parts and accessories for the same, in such quantities as Distributor will order and purchase, provided the item ordered has been made available by Company for general sale to its other Distributors of commercial appliances and in the judgment of Company it is appropriate to market it in the area herein described. Where an item is being made available, but is in short supply, Company reserves the right to allocate the available supply among its commercial Distributor in the manner that Company considers most equitable. All orders of Distributor shall be subject to acceptance by Company at its home office in Newton, Iowa. Prices and terms to be those in effect at the time of shipment with all prices and terms being subject to change without notice. Any order form used by Distributor containing terms and conditions of purchase shall not vary or add to the terms of this Agreement.

3. Distributor shall make every reasonable effort to insure that all non-Maytag brand commercial equipment furnished to an OPL customer is of the highest possible quality. Distributor shall, in every instance, inform the OPL customer (prior to sale) the names of the manufacturers of such other appliances, that such appliances are not the product of Company, and that any guarantee or representation of the quality or performance of such appliance is by its manufacturer and not by Company.

4. Company issues a printed warranty on each Maytag Brand commercial appliance and Company hereby grants the same warranty to all Maytag brand commercial appliances purchased by Distributor. Distributor agrees to assume any labor responsibilities under the warranty. Distributor agrees to indemnify and hold Company harmless, including providing the necessary defense, against any and all claims based upon any labor warranty.

5. Distributor is to assume the responsibility under this Agreement of assuring the commercial purchasers that proper service is available during the warranty period as well as continuing service as needed, either through Distributor's own service organization or through Distributor-approved independent service organizations, and shall furnish Company with a current list showing the names and addresses of such organizations. Distributor shall also provide commercial purchaser with an up-to-date list of competent service organizations that may be used, information regarding where parts may be procured, appropriate service information made available by Company, and a time and place of offering of service training courses.

     In view of Distributor's prominent public identification with Company, to avoid customer misunderstanding and deception, Distributor agrees that to the extent it uses other than Maytag-authorized repair parts in the repair of Maytag brand commercial appliances, it will inform the customer of the fact of such substitution and will, in addition, clearly indicate on the customer's invoice that a part has been substituted for a Maytag-authorized part.

6. Distributor shall provide, on an annual basis, a list of sales personnel showing name, address and territory covered. Distributor shall also forward to the Company, one copy of its annual statement of financial condition and one copy of its statement of income and expense as promptly as possible after the close of its fiscal year.

7. Distributor recognizes that Maytag Corporation is the owner of the marks Maytag and its Company SYMBOL. During the terms of this Agreement, Distributor shall be permitted to use these marks in its advertising; however, such usage by Distributor shall not be construed as the granting of a license for any Maytag Corporation marks. Distributor's use shall be in accordance with the standards established by Maytag Corporation for their protection and shall be subject to Maytag Corporation's complete right of control over the manner and extent of use and of the right of Company to compel discontinuance of such usages.

     Distributor may not use the name and mark Maytag as part of its trade name unless such use is expressly authorized by Company in writing and shall never use it in a manner to indicate that Distributor is other than an independent contractor, as distinguished from an agent or employee of Company.

     Upon request or upon termination of this Agreement, Distributor shall immediately discontinue and relinquish any and all permitted uses of the name Maytag and of the marks Maytag and its Company Symbol in telephone directories, on store fronts, on signs, on posterboards, in newspapers and periodicals, on trucks, on stationery or in any manner whatsoever and advertising and promotional material on Maytag brand commercial appliances shall be destroyed. In the event Distributor does not promptly discontinue use of these marks and legal action is commenced to compel compliance, Company or Maytag Corporation in such action shall be entitled to be reimbursed for all costs, attorney's fees and other expenses, which shall be in addition to any other rights of recovery.

     Distributor shall not permit any OPL customer to use the mark Maytag or the Company Symbol without the express written permission of Company.

8. Distributor is not in any respect an agent, representative, joint venturer, partner or employee of Company or Maytag Corporation. In furtherance of this fact, Distributor shall accept full responsibility for any representations made to its customers, including but not limited to those dealing with questions of profitability, location, facilities, equipment and service requirements. Further, Distributor agrees to indemnify and hold Company and Maytag Corporation harmless, including providing of necessary defense against any and all claims made by customers based upon Distributor's representations.

9. It is agreed that wholesale price sheets and information will be treated by Distributor as confidential and shall not be revealed, disseminated or displayed to the public because they are not prepared to provide consumer understanding and may, therefore, mislead consumers.

10. Neither Company nor Distributor shall be held in default for failure of performance under this Agreement, due to strikes, riots, insurrections, fire, acts of God, inability to obtain labor, machinery, material or merchandise or for any cause beyond their reasonable control.

11. Except as otherwise provided by applicable State, Provincial, or Federal law, this Agreement may be terminated at any time with or without cause by either Company or Distributor by a ninety (90) day written notice of cancellation, duly signed on behalf of the party electing to terminate the Agreement and delivered to the other party. Deposit of such notice in the United States Certified Mail (in the case of a foreign Distributor the nearest foreign equivalent) with the requisite postage, and properly addressed to the addressee at its last known place of business shall be deemed delivery of the notice.

     In the event of termination, Distributor may, within the ninety (90) days prior to the effective date of termination, make written request for a review of the decision to terminate to the Vice President Strategic Marketing of Company setting forth the reasons Distributor believes termination should not take place. Such request shall not stay or extend the effective date of termination. The Vice President Strategic Marketing will, within fifteen (15) days of receipt of such request, reach a decision and immediately notify Distributor of the decision.

     Such termination of this Agreement by cancellation or its termination by expiration, will automatically effective on the date thereof, cancel all undelivered purchase orders placed by Distributor with Company, whether or not accepted by Company. Both Distributor and Company shall waive any claim for compensation in connection with such cancellation of undelivered purchase orders. Further, neither Company nor Distributor shall be liable with such cancellation of undelivered purchase orders. Further, neither Company nor Distributor shall be liable to the other because of the termination of this Agreement for compensation, reimbursement or damages on account of the loss of prospective profits on anticipated sales or on account of expenditures, investments, leases or any type of commitments made in connection with the business of either of them.

12. In the event of the termination of this Agreement, Company shall have for a period of fifteen (15) days from and after the date of said termination, the exclusive option, exercisable by giving a written notice, to purchase all or any part of the inventory of new, used and repossessed Maytag brand commercial appliances owned by Distributor upon that date at the following prices: New Maytag brand commercial appliances at the price for which such appliances were sold to Distributor by Company, less any discounts or allowances granted and plus actual freight (or the regular commercial truck rate in the event transported in Distributor's own truck) apportionable to those appliances for which the option is exercised; used or repossessed Maytag brand commercial appliances at 75% of the current price for similar new appliances. Distributor shall not sell or offer for sale any Maytag brand commercial appliances to anyone else during such option period without written permission from Company and, if required by Company, will assemble, at the place of business mentioned in this Agreement, all Maytag brand commercial appliances Distributor owned on said termination date. The option of repurchase herein described shall also apply to any new accessories or new repair parts, as they are defined by Company, at a price computed by the formula prescribed for new appliances.

13. This Agreement supersedes all previous agreements covering this Distributorship. There are no agreements, written or oral, as to the terms and conditions of this Distributorship except those contained herein, and it is expressly understood by Distributor that no subsequent agreement modifying or altering the terms hereof shall bind Company unless in writing, duly signed by an officer or the Commercial Division Manager of Company at Newton, Iowa.

14. All questions arising out of or under this Agreement shall be governed by the domestic laws of the State of Iowa.

15. This Agreement is personal to Distributor and terminates upon the sale of the business or an assignment or transfer of the business assets or the capital stock of a corporation. Further, the Agreement can be declared terminated by Company if there is a change in operating management prior to written notice to Company and its written approval of such change.

16. This Agreement, having first been executed by Distributor, shall become effective and binding upon both Company and Distributor upon the date of its execution by an officer or the Commercial Division Manager of Company at Newton, Iowa, and except as otherwise provided by applicable State, Provincial or Federal law thereafter shall remain effective until June 30, 1998, unless previously terminated by cancellation as provided in Paragraph 11 hereof.

17. Distributor certifies in executing this Agreement that Maytag brand commercial appliances, accessories and repair parts purchased from Company are for resale, that it holds an active registration or resale number and that it will account to the appropriate state, province or city for any retailer's occupation tax due as a result of the sale of this property at retail.

---------------------------------------  ---------------------------------------
 (TAXING BODY, STATE PROVINCE OR CITY)    (SALES TAX REGISTRATION NUMBER)


This Agreement entered into this ______ day of _______________, 19_____

DISTRIBUTOR                                    MAYTAG COMPANY


---------------------------------------  ---------------------------------------
             (Firm Name)                   (Commercial District Sales Manager)


By                                       By
  ----------------------------------       -------------------------------------
        (Signature and Title)                  (Commercial Division Manager)

                                    MAYTAG

                    COMMERCIAL DISTRIBUTOR SALES AGREEMENT



                                                                       1996-1998

                                                          Mac-Gray Company, Inc.

                                                                            7283

Maytag Company, having a place of business at Newton, Iowa (hereinafter referred to as Company) and Mac-Gray Company, Inc. a(an) Delaware Corporation, having a place of business located at Charlotte, North Carolina, (hereinafter referred to as Distributor) mutually agree as follows:

1. Distributor shall undertake to engage in the business of selling those Maytag brand commercial on premise laundry equipment listed below:
     (Distributor must initial on the line beside the products Distributor agrees to sell or provide).

     __x__     Commercial Non Coin Top-Load Washers

     __x__     Commercial Non Coin Front-Load Washers

     __x__     Commercial Non Coin Single-Load Dryers

     __x__     Commercial Non Coin Stack Dryers

     __x__     Commercial Non Coin Multi-Load Dryers

     along with accessories for commercial installation in new and existing self-service coin laundries, multiple housing locations, dealers, and to route operators in the area of primary marketing responsibility as described on the attached list(s) and to diligently devote its time and abilities in developing the sales potential for the indicated Maytag brand commercial OPL equipment in the area in such a manner as will justify continuance of this Agreement by Company.

     It is understood the statement of "area" in this Agreement is intended to insure that all sales opportunities throughout the United States or Canada are specifically assigned for accountability. It is not the intention to restrict sales of Distributors to such areas; provided it is understood that every sale of commercial appliances, wherever made, carries with it the full range of Distributor responsibility to purchaser, including that of installation, warranty service and post-warranty service as required.

     Company shall provide and Distributor shall accept quotas on unit sales for the area of its primary marketing responsibility. Credit against quota is not given for sales outside this area so Distributor or Company will deduct such sales from reports of quota attainment. Although these quotas are to be considered as reasonable sales objectives and not as legal obligation, when they are accepted by Distributor it shall be the responsibility of Distributor to make every reasonable effort to meet such quotas. Distributor shall recognize and promote Company's marketing programs and exert every effort to insure success of these programs in Distributor's area of primary responsibility.

2. Distributor shall undertake to engage in the business of selling Maytag household washers and dryers for installation in new multiple housing projects and existing projects which are substantially remodeled and to develop this market with Distributor's primary area of marketing responsibility.

3. Distributor shall submit orders on forms provided by Company for these products. Only sales meeting the qualifications set forth on the form provided by Company shall qualify for Distributor pricing.

4. On a mutually non-exclusive basis, Company shall sell to Distributor such models of Maytag brand commercial appliances in the categories initialed by Distributor, including repair parts and accessories for the same, in such quantities as Distributor will order and purchase, provided the item ordered has been made available by Company for general sale to its other Distributors of commercial appliances and in the judgment of Company it is appropriate to market it in the area herein described. Where an item is being made available, but is in short supply, Company reserves the right to allocate the available supply among its commercial Distributors in the manner that Company considers most equitable. All orders of Distributor shall be subject to acceptance by Company at its home office in Newton, Iowa. Prices and terms to be those in effect at the time of shipment with all prices and terms being subject to change without notice. Any order form used by Distributor containing terms and conditions of purchase shall not vary or add to the terms of this Agreement.

5. Distributor shall make every reasonable effort to insure that all non-Maytag brand commercial equipment furnished to an operator are of the highest possible quality. Distributor shall, in every instance, inform the OPL customer (prior to sale) the names of the manufacturers of such other appliances that such appliances are not the product of Company, and that any guarantee or representation of the quality or performance of such appliance is by its manufacturer and not by Company.

6. Company issues a printed warranty on each Maytag Brand commercial appliance and Company hereby grants the same warranty to all Maytag brand commercial appliances purchased by Distributor. Distributor agrees to assume any labor responsibilities under the warranty. Distributor agrees to indemnify and hold Company harmless, including providing the necessary defense, against any and all claims based upon any labor warranty.

7. Distributor is to assume the responsibility under this Agreement of assuring the commercial purchasers that proper service is available during the warranty period as well as continuing service as needed, either through Distributor's own service organization or through Distributor-approved independent service organizations, and shall furnish Company with a current list showing the names and addresses of such organizations. Distributor shall also provide commercial purchaser with an up-to-date list of competent service organizations that may be used, information regarding where parts may be procured, appropriate service information made available by Company, and a time and place of offering of service training courses.

     In view of Distributor's prominent public identification with Company, to avoid customer misunderstanding and deception, Distributor agrees that to the extent it uses other than Maytag-authorized repair parts in the repair of Maytag brand commercial appliances, it will inform the customer of the fact of such substitution and will, in addition, clearly indicate on the customer's invoice that a part has been substituted for a Maytag-authorized part.

8. Distributor shall provide, on an annual basis, a list of sales personnel showing name, address and territory covered. Distributor shall also forward to the Company, one copy of its annual statement of financial condition and one copy of its statement of income and expense as promptly as possible after the close of its fiscal year.

9. Distributor recognizes that Maytag Corporation is the owner of the marks Maytag and its Company Symbol. During the terms of this Agreement, Distributor shall be permitted to use these marks in its advertising; however, such usage by Distributor shall not be construed as the granting of a license for any Maytag Corporation marks. Distributor's use shall be in accordance with the standards established by Maytag Corporation for their protection and shall be subject to Maytag Corporation's complete right of control over the manner and extent of use and of the right of Company to compel discontinuance of such usages.

     Distributor may not use the name and mark Maytag as part of its trade name unless such use is expressly authorized by Company in writing and shall never use it in a manner to indicate that Distributor is other than an independent contractor, as distinguished from an agent or employee of Company.

     Upon request or upon termination of this Agreement, Distributor shall immediately discontinue and relinquish any and all permitted uses of the name Maytag and of the marks Maytag and its Company Symbol in telephone directories, on store fronts, on signs, on poster boards, in newspapers and periodicals, on trucks, on stationery or in any manner whatsoever and advertising and promotional material on Maytag brand commercial appliances shall be destroyed. In the event Distributor does not promptly discontinue use of these marks and legal action is commenced to compel compliance, Company or Maytag Corporation in such action shall be entitled to be reimbursed for all costs, attorney's fees and other expenses, which shall be in addition to any other rights of recovery.

10. Distributor must make every effort to identify each coin laundry using Maytag brand commercial appliances by signs, decals, etc., utilizing the words "Maytag Washer Equipped" or "Maytag Washer and Dryer Equipped" in accordance with written specifications as to shape, size and color combinations, which are available to Distributor through Company. All such identification materials not prepared by Company must be submitted to Company for its prior approval, which approval will be governed by the written specifications. In no event may the name and mark Maytag be used in the firm or trade name of any customer of Distributor, except to point out that a particular location has an installation of Maytag brand commercial washers or washers and dryers by using the combination of words set out in the first sentence of this paragraph.

     Any violation of this latter provision must be brought to Company's attention by Distributor as it becomes known to it. In the event Distributor fails to notify Company of a violation or has in some way not enforced the prohibition, Company shall have the right, as to all violations occurring after the date of this Agreement, to take any steps necessary to correct the unauthorized use of Maytag and to charge back to the Distributor all expenses incurred, which shall be in addition to any other remedy. Further, Distributor must incorporate in its contract documents signed by a commercial purchaser of washers or dryers for installation in a laundry open to the general public the agreement of purchaser to discontinue advertising the business as equipped with Maytag brand commercial appliances if so requested by Distributor or Company on the grounds that the business has ceased to meet reasonable standards of maintenance and cleanliness or has advertised in any way that it deceptive to the consuming public.

11. Distributor is not in any respect an agent, representative, joint venturer, partner or employee of Company or Maytag Corporation. In furtherance of this fact, Distributor shall accept full responsibility for any representations made to its customers, including but not limited to those dealing with questions of profitability, location, facilities, equipment and service requirements. Further, Distributor agrees to indemnify and hold Company and Maytag Corporation harmless, including providing of necessary defense against any and all claims by customers based upon Distributor's representations.

12. It is agreed that wholesale price sheets and information will be treated by Distributor as confidential and shall not be revealed, disseminated or displayed to the public because they are not prepared to provide consumer understanding and may, therefore, mislead consumers.

13. Neither Company nor Distributor shall be held in default for failure of performance under this Agreement, due to strikes, riots, insurrections, fire, acts of God, inability to obtain labor, machinery, material or merchandise or for any cause beyond their reasonable control.

14. Except as otherwise provided by applicable State, Provincial, or Federal law, this Agreement may be terminated at any time with or without cause by either Company or Distributor by a ninety (90) day written notice of cancellation, duly signed on behalf of the party electing to terminate the Agreement and delivered to the other party. Deposit of such notice in the United States Certified Mail (in the case of a foreign Distributor the nearest foreign equivalent) with the requisite postage, and properly addressed to the addressee at its last known place of business shall be deemed delivery of the notice.

     In the event of termination, Distributor may, within the ninety (90) days prior to the effective date of termination, make written request for a review of the decision to terminate to the Vice President Strategic Marketing of Company setting forth the reasons Distributor believes termination should not take place. Such request shall not stay or extend the effective date of termination. The Vice President Strategic Marketing will, within fifteen (15) days of receipt of such request, reach a decision and immediately notify Distributor of the decision.

     Such termination of this Agreement by cancellation or its termination by expiration, will automatically effective on the date thereof, cancel all undelivered purchase orders placed by Distributor with Company, whether or not accepted by Company. Both Distributor and Company shall waive any claim for compensation in connection with such cancellation of undelivered purchase orders. Further, neither Company nor Distributor shall be liable with such cancellation of undelivered purchase orders. Further, neither Company nor Distributor shall be liable to the other because of the termination of this Agreement for compensation, reimbursement or damages on account of the loss of prospective profits on anticipated sales or on account of expenditures, investments, leases or any type of commitments made in connection with the business of either of them.

15. In the event of the termination of this Agreement, Company shall have for a period of fifteen (15) days from and after the date of said termination, the exclusive option, exercisable by giving a written notice, to purchase all or any part of the inventory of new, used and repossessed Maytag brand commercial appliances owned by Distributor upon that date at the following prices: New Maytag brand commercial appliances at the price for which such appliances were sold to Distributor by Company, less any discounts or allowances granted and plus actual freight (or the regular commercial truck rate in the event transported in Distributor's own truck) apportionable to those appliances for which the option is exercised; Used or repossessed Maytag brand commercial appliances at 75% of the current price for similar new appliances. Distributor shall not sell or offer for sale any Maytag brand commercial appliances to anyone else during such option period without written permission from Company and, if required by Company, will assemble, at the place of business mentioned in this Agreement, all Maytag brand commercial appliances Distributor owned on said termination date.
     The option of repurchase herein described shall also apply to any new accessories or new repair parts, as they are defined by Company, at a price computed by the formula prescribed for new appliances.

16. This Agreement supersedes all previous agreements covering this Distributorship. There are no agreements, written or oral, as to the terms and conditions of this Distributorship except those contained herein, and it is expressly understood by Distributor that no subsequent agreement modifying or altering the terms hereof shall bind Company unless in writing, duly signed by an officer or the Commercial Division Manager of Company at Newton, Iowa.

17. All questions arising out of or under this Agreement shall be governed by the domestic laws of the State of Iowa.

18. This Agreement is personal to Distributor and terminates upon the sale of the business or an assignment or transfer of the business assets or the capital stock of a corporation. Further, the Agreement can be declared terminated by Company if there is a change in operating management prior to written notice to Company and its written approval of such change.

19. This Agreement, having first been executed by Distributor, shall become effective and binding upon both Company and Distributor upon the date of its execution by an officer or the Commercial Division Manager of Company at Newton, Iowa, and except as otherwise provided by applicable State, Provincial or Federal law thereafter shall remain effective until June 30, 1998, unless previously terminated by cancellation as provided in Paragraph 11 hereof.

20. Distributor certifies in executing this Agreement that Maytag brand commercial appliances, accessories and repair parts purchased from Company are for resale, that it holds an active registration or resale number and that it will account to the appropriate state, province or city for any retailer's occupation tax due as a result of the sale of this property at retail.



______________________________________   _______________________________________
 (TAXING BODY, STATE PROVINCE OR CITY)      (SALES TAX REGISTRATION NUMBER)

This Agreement entered into this ______ day of _______________, 19_____

DISTRIBUTOR                              MAYTAG COMPANY

______________________________________   _______________________________________
           (Firm Name)                     (Commercial District Sales Manager)

By__________________________________     By_____________________________________
        (Signature and Title)                  (Commercial Division Manager)